As filed with the U.S. Securities and Exchange Commission on July 8, 2019

File No. 811-7436

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 64	(X)

THE DFA INVESTMENT TRUST COMPANY
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant’s Telephone Number, including Area Code)
___________

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746
(Name and Address of Agent for Service)
___________

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

This Amendment relates only to the following Series of the Registrant: The Tax-Managed U.S. Marketwide Value Series; The Japanese Small Company Series; The Asia Pacific Small Company Series; The United Kingdom Small Company Series; The Continental Small Company Series; The Canadian Small Company Series; The Emerging Markets Series; and The Emerging Markets Small Cap Series. No other information relating to any other Series of the Registrant is amended or superseded hereby.

EXPLANATORY NOTE

This Amendment No. 64 (the “Amendment”) to the Registration Statement of The DFA Investment Trust Company (the “Registrant” or the “Trust”) on Form N-1A (File No. 811-7436) is being filed under the Investment Company Act of 1940, as amended (the “1940 Act”), to amend and supplement Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 28, 2019 under the 1940 Act (Accession No. 0001680289-19-000012) (“Amendment No. 63”), as pertaining to the Part A and Part B of the Registration Statement relating to each Series of the Registrant identified on the facing sheet above (the “Series”).

The Part A and Part B of the Registration Statement only as it relates to the Series, as filed in Amendment No. 63, are incorporated herein by reference.

The shares of the Trust are not registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Trust issues its shares only in private placement transactions pursuant to available exemptions from registration under the Securities Act.

This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act.

The audited Financial Statements and the Reports of Independent Auditors thereon of the series of the Trust for the fiscal year ended October 31, 2018 (as filed with the Commission on January 8, 2019 (Accession Number 0001193125-19-004719)) contained in the Annual Reports of the series of the Trust, each dated October 31, 2018, are incorporated herein by reference.

THE DFA INVESTMENT TRUST COMPANY

The Tax-Managed U.S. Marketwide Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series

Amendment to Update the Part A of the Registration Statement

July 8, 2019

The Part A is hereby revised as follows:

(1)	For The Tax-Managed U.S. Marketwide Value Series, the following paragraph is added to the “INVESTMENT OBJECTIVES AND POLICIES - U.S. VALUE SERIES—THE TAX-MANAGED VALUE SERIES” section of the Part A:

For the Tax-Managed Value Series, the Advisor may consider a small capitalization company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small capitalization company when the Advisor determines it to be appropriate. In assessing a company’s investment characteristics, the Advisor may consider ratios such as recent changes in assets or book value scaled by current assets or book value. Under normal circumstances, the Tax-Managed Value Series will seek to limit such exclusion to no more than 5% of the eligible small capitalization company universe in each country that the Tax-Managed Value Series invests.

(2)
For The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Canadian Small Company Series, the following paragraph is added to the “INVESTMENT OBJECTIVES AND POLICIES - SMALL COMPANY SERIES —PORTFOLIO TRANSACTIONS” section of the Part A:

For each Small Company Series, the Advisor may consider a small capitalization company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small capitalization company when the Advisor determines it to be appropriate. In assessing a company’s investment characteristics, the Advisor may consider ratios such as recent changes in assets or book value scaled by current assets or book value. Under normal circumstances, each Small Company Series will seek to limit such exclusion to no more than 5% of the eligible small capitalization company universe in each country that the Small Company Series invests.

(3)
For The Emerging Markets Small Cap Series, the following paragraph is added to the “INVESTMENT OBJECTIVES AND POLICIES - THE EMERGING MARKETS SERIES AND THE EMERGING MARKETS SMALL CAP SERIES—SERIES’ CHARACTERISTICS AND POLICIES” section of the Part A:

For the Emerging Markets Small Cap Series, the Advisor may consider a small capitalization company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small capitalization company when the Advisor determines it to be appropriate. In assessing a company’s investment characteristics, the Advisor may consider ratios such as recent changes in assets or book value scaled by current assets or book value. Under normal circumstances, the Emerging Markets Small Cap Series will seek to limit such exclusion to no more than 5% of the eligible small capitalization company universe in each country that the Emerging Markets Small Cap Series invests.

(4)
For The Emerging Markets Series and The Emerging Markets Small Cap Series, Mitchell J. Firestein no longer serves as a portfolio manager to each Series. Accordingly, all references to Mitchell J. Firestein are hereby removed from the Part A.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH THE PART A FOR FUTURE REFERENCE.

THE DFA INVESTMENT TRUST COMPANY
The Emerging Markets Series
The Emerging Markets Small Cap Series

Amendment to Update the Part B of the Registration Statement

July 8, 2019

The Part B is hereby revised as follows:

For The Emerging Markets Series and The Emerging Markets Small Cap Series, Mitchell J. Firestein no longer serves as a portfolio manager to each Series. Accordingly, all references to Mitchell J. Firestein are hereby removed from the Part B.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH THE PART B FOR FUTURE REFERENCE.

THE DFA INVESTMENT TRUST COMPANY
(Amendment No. 64)

PART C
OTHER INFORMATION
Item 28. Exhibits.

(a)	Charter.
(1)	Amended and Restated Agreement and Declaration of Trust effective June 5, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(2)	Certificate of Trust dated September 11, 1992.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(a)	Certificate of Amendment to Certificate of Trust dated January 15, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(b)	By-Laws.

(1)	Amended and Restated By-Laws effective June 8, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(c)	Instruments Defining the Rights of Security Holders.

(1)	No specimen securities are issued on behalf of the Registrant.

(2)	Relevant portion of Agreement and Declaration of Trust.
See Article V
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(3)	Relevant portion of By-Laws.
See Article II
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreements.

(a)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The U.S. Large Cap Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(b)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Tax-Managed U.S. Marketwide Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(c)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(d)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(e)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Asia Pacific Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(f)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(g)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(h)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Canadian Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(i)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(j)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(k)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA Short Term Investment Fund.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(2)	Sub-Advisory Agreements.
(a)	Sub-Advisory Agreement among the Registrant, DFA and Australia Pty Ltd. (“DFA-Australia”) dated August 7, 1996 on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(b)	Sub-Advisory Agreement among the Registrant, DFA and Dimensional Fund Advisors Ltd. (“DFAL”) dated August 7, 1996 on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(c)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated August 7, 1996 on behalf of The Pacific Rim Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s  Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(i)	Amendment Number Two dated October 21, 2005 re: the reflection of the following name change:
* The Pacific Rim Small Company Series to The Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A
File No. 811-07436
Filing Date: March 30, 2006

(d)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated August 7, 1996 on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s  Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(e)	Consulting Services Agreement between Dimensional Fund Advisors Inc. and Dimensional Fund Advisors Ltd. dated September 13, 1999 on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
* Tax-Managed U.S. Marketwide Value Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(f)	Consulting Services Agreement between Dimensional Fund Advisors Inc. and DFA Australia Ltd. on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
* Tax-Managed U.S. Marketwide Value Series

Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(g)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(h)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(i)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(j)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(k)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(l)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(e)	Underwriting Contracts.
Amended and Restated Distribution Agreement dated December 19, 2003 between the Registrant and DFA Securities Inc.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(f)	Bonus or Profit Sharing Contracts.
Not applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(2)	Global Custodial Services Agreement dated December 21, 2012 between the Registrant and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(i)	Amendment No. 2 re: Extended Term
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(ii)	Form of Amendment re: Interfund Lending Program
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(3)	Global Custodial Services Agreement dated December 30, 2009 between the Registrant, on behalf of The DFA Short Term Investment Fund, and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.:  811-07436
Filing Date: February 28, 2011

(h)	Other Material Contracts.

(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(a) Amendment No. 1 re: the addition of “FAN” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(2)	Administration Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(i) Amendment dated November 13, 2018 re:  Liquidity Risk Measurement Services
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(3)	Amended and Restated Master Services Agreement dated July 13, 2016 between the Registrant, on behalf of The DFA Short Term Investment Fund, and Citi Fund Services Ohio, Inc.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: October 3, 2016

(i)	Amendment dated April 11, 2018 re: Form N-CEN and N-QServices
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

(4)	Transfer Agency Services Agreement dated July 12, 2016 between the Registrant, on behalf of the DFA Short Term Investment Fund, and FIS Investor Services LLC
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: October 3, 2016

(i)	Legal Opinion.
Not applicable.

(j)	Other Opinions.
Not applicable.

(k)	Omitted Financial Statements.
Not applicable.

(l)	Initial Capital Agreements.
Not applicable.

(m)	Rule 12b-1 Plan.
Not applicable.

(n)	Rule 18f-3 Plan.
Not Applicable.

(o)	Power-of-Attorney.
On behalf of The DFA Investment Trust Company, Power-of-Attorney dated as of March 28, 2019, appointing David G. Booth, Gregory K. Hinkle, Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O and Joy L. Lopez as attorneys-in-fact to David G. Booth, David P. Butler, George M. Constantinides, Roger G. Ibbotson, Edward P. Lazear, Gerard K. O’Reilly, Myron S. Scholes, Abbie J. Smith, Gregory K. Hinkle, Douglas W. Diamond, Catherine L. Newell, Darrell Duffie, and Ingrid M. Werner.
ELECTRONICALLY FILED HEREWITH AS EXHIBIT NO. EX-28.o

(p)	Codes of Ethics.
Code of Ethics of the Registrant, Advisor and Underwriter.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2019

Item 29. Persons Controlled by or under Common Control with Registrant.
If an investor beneficially owns more than 25% of the outstanding voting securities of a feeder fund that invests all of its investable assets in a Series of the Trust, then the feeder fund and its corresponding Series may be deemed to be under the common control of such investor.  Accordingly, certain feeder portfolios of DFA Investment Dimensions Group (“DFA IDG”) and Dimensional Investment Group (“DIG”), both Maryland corporations and registered investment companies, may be deemed to be under common control with their corresponding Series of the Trust.  As of January 31, 2019, no person beneficially owned more than 25% of the outstanding voting securities of a feeder portfolio that controlled a Series of the Trust.

Item 30. Indemnification.
Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust which are incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser.
Dimensional Fund Advisors LP, the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Dimensional Investment Group Inc.  The Advisor also serves as sub-advisor for certain other registered investment companies.  For additional information, please see “Management of the Trust” in PART A and “Management of the Registrant” in PART B of this Registration Statement.  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)
DFA Securities LLC (“DFAS”) is the principal underwriter for the Registrant.  DFAS also serves as principal underwriter for DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.

(b)	The following table sets forth information as to the Distributor’s Directors, Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer
Stephen A. Clark	Executive Vice President	Executive Vice President
Christopher S. Crossan	Vice President and Global Chief Compliance Officer	Vice President and Global Chief Compliance Officer

Gregory K. Hinkle	Vice President, Chief Financial Officer, and Treasurer	Vice President, Chief Financial Officer, and Treasurer
Jeff J. Jeon	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Joy L. Lopez	Vice President	Vice President and Assistant Treasurer
Kenneth M. Manell	Vice President	Vice President
Catherine L. Newell	President and General Counsel	President and General Counsel
Selwyn Notelovitz	Vice President and Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer
Carolyn L. O	Vice President and Secretary	Vice President and Secretary
Gerard K. O'Reilly	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer
David G. Booth	Executive Chairman	Chairman and Director
Kenneth R. French	Director	Not Applicable
John A. McQuown	Director	Not Applicable
Dimensional Fund Advisors LP	Shareholder	Not Applicable

(c)	Not applicable.

Item 33. Location of Accounts and Records.
The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:

Name	Address
The DFA Investment Trust Company	6300 Bee Cave Road, Building One
Austin, TX 78746

State Street Bank and Trust Company	1 Lincoln Street Boston, MA 02111

Citibank, N.A.	111 Wall Street New York, New York 10005

Item 34. Management Services.
There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings.

(a)	The Registrant undertakes to furnish each person to whom this Post-Effective Amendment is delivered a copy of its latest annual report to shareholders, upon request and without charge.

(b)
The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 64 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 8th day of July, 2019.

THE DFA INVESTMENT TRUST COMPANY
(Registrant)

By:	/s/ Valerie A. Brown
Valerie A. Brown
(Attorney-in- Fact to Registrant pursuant to a Power of Attorney)
Vice President
(Signature and Title)

EXHIBIT INDEX

N-1A Exhibit No.	EDGAR Exhibit No.	Description

28.o	28.o	Power-of-Attorney